UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 16, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices) (Zip Code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                        Other Events.

On September 16, 2015, the Patent Trial and Appeal Board (“PTAB”) of the United States Patent and Trademark Office issued its final decision in the inter partes review proceeding (“IPR”) initiated by Endo Pharmaceuticals against US Patent No. 6,723,340 (the “‘340 Patent”) owned by Depomed, Inc. (the “Company”).  In April 2014, Endo filed an IPR petition challenging nine of the 19 claims of the ‘340 Patent, and the PTAB instituted an IPR with respect to eight of the challenged claims (the “‘340 Patent IPR”).  In its final decision, the PTAB determined the eight challenged claims are unpatentable.  Not later than September 29, 2015, the Company expects the PTAB to issue final decisions in IPRs challenging certain claims of US Patent Nos. 6,340,475 (the “‘475 Patent”) and 6,635,280 (the “‘280 Patent”) that were initiated by Endo in conjunction with the ‘340 Patent IPR (collectively, the “Endo IPRs”).  The Endo IPRs relate to Depomed’s lawsuit in the U.S. District Court for the District of New Jersey for infringement of the ‘340 Patent, the ‘475 Patent and the ‘280 Patent arising from Endo’s commercialization of reformulated OPANA® ER (oxymorphone hydrochloride extended-release) in the U.S. (the “OPANA ER Litigation”).

The Company expects to continue to prosecute the OPANA ER Litigation regardless of the PTAB’s final decisions in the Endo IPRs related to the ‘475 Patent and the ‘280 Patent as a result of:  (i) the PTAB’s final decisions issued in July 2015 confirming the patentability of all 25 claims of the ‘475 and ‘280 patents subject to a separate IPR challenge initiated by Purdue Pharma; and (ii) the PTAB’s decision not to institute IPRs with respect to five claims of the ‘475 Patent and three claims of the ‘280 Patent challenged by Endo.

The PTAB’s decision in the ‘340 Patent IPR has no impact on the expected market exclusivity of any of the Company’s products or royalties receivable by the Company.  The Company is considering an appeal of the decision to the United States Court of Appeals for the Federal Circuit.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995.  The statements that are not historical facts contained in this Form 8-K are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to risks related to the Company’s patent infringement litigation against Endo, the Company’s plans regarding an appeal of the PTAB decision, and other risks detailed in the company’s Securities and Exchange Commission filings, including the company’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent Quarterly Report on Form 10-Q.  The inclusion of forward-looking statements should not be regarded as a representation that any of the company’s plans or objectives will be achieved.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: September 17, 2015
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

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